SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 2, 2001

(Date of earliest event reported)

                                    UAL CORPORATION

   (Exact name of registrant as specified in its charter)

            Delaware                  1-6033           36-2675207

(State or other jurisdiction       (Commission      (I.R.S. Employer

     of incorporation)              File Number)     Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois             60007

(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.             OTHER EVENTS.

UAL Corporation (the "Company") is filing herewith a press release as Exhibit 99.1 and a presentation to Society of Airline Analysts dated February 2, 2001.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description

99.1	Press Release
99.2	Presentation on February 2, 2001 to Society of Airline Analysts

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UAL CORPORATION

                                       By:     /s/Francesca M. Maher

Name: Francesca M. Maher
Title: Senior Vice President,
General Counsel and
Secretary

Dated:     February 2, 2001